INVESTOR PRESENTATION: THIRD QUARTER 2020

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. Risks and uncertainties related to the duration and impact of the COVID-19 pandemic on the Company and the factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 1, 2020,  and in A&F's quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2020 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on November 24, 2020 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 TABLE OF CONTENTS Safe Harbor and Other Information 2 Company Overview 4 Response to COVID-19 7 Q3 2020 Results 12 Financial Position, Liquidity & Capital Allocation 18 Global Store Network Optimization 24 Appendix 29

4 COMPANY OVERVIEW

5 HOLLISTER The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn’t just a season, it’s a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season. Hollister also carries an intimates brand, Gilly Hicks by Hollister, which offers intimates, loungewear and sleepwear. Its products are designed to invite everyone to embrace who they are underneath it all. COMPANY OVERVIEW ICONIC BRANDS ABERCROMBIE KIDS A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything. ABERCROMBIE & FITCH Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend.   Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our  global  customers to feel confident, be comfortable and face their Fierce.

6 IN THE LAST TWELVE MONTHS DIGITAL SALES WERE $1.5B, OR 48% OF TOTAL NET SALES COMPANY OVERVIEW GLOBAL, OMNICHANNEL RETAILER THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED STORE AND DIGITAL CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY WHOLESALE, FRANCHISE AND LICENSING ARRANGEMENTS 17 CAPABILITY TO SHIP MERCHANDISE TO ROUGHLY 115 COUNTRIES INTERNATIONAL FRANCHISE STORES COMPANY-OPERATED RETAIL STORES WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL COUNTRIES WITH SHIP- FROM-STORE & 10 WITH PURCHASE-ONLINE-PICK- UP-IN-STORE CAPABILITIES NEW REGIONAL HEADQUARTERS INTRODUCED DURING FISCAL 2019 IN LONDON AND SHANGHAI 12 849 7 2 115 33% OF FISCAL 2019 NET SALES WERE DERIVED INTERNATIONALLY Information provided on this slide is as of October 31, 2020 unless otherwise specified. $1.5B

7 RESPONSE TO COVID-19

8 OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19: 1 2 3 4 RESPONSE TO COVID-19 OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES

Abercrombie & Fitch Co.

A&F | a&f | Gilly Hicks

RESPONSE TO COVID-19

HOW WE ARE NAVIGATING COVID-19

FOCUSING ON THE WELL-BEING OF ASSOCIATES AND CUSTOMERS

- Requiring associates to use face coverings, depending on geographic region
- Encouraging or requiring customers to use face coverings, depending on geographic region
- Conducting associate wellness checks in accordance with local government direction
- Enhancing cleaning routines
- Implementing various measures to encourage social distancing, including managing occupancy limits
- Installing plexiglass barriers in the majority of store locations
- Encouraging contactless payment options, where available
- Opening fitting rooms where permissible, with additional cleaning procedures for clothing that has been tried on
- Removing returned merchandise from the sales floor for a period of time where mandated by local government
- Reducing store hours in select locations
- Continuing to offer Purchase-Online-Pickup-in-Store, including curbside pick-up at a majority of U.S. locations
- Maximizing work-from-home and digital collaboration alternatives to minimize in-person meetings whenever possible

OPTIMIZING DIGITAL OPERATIONS

- Following recommended cleaning and distancing measures in the company's distribution centers to continue digital operations and mitigate shipping delays
- Added a pop-up distribution center and additional carriers to help with anticipated digital demand during the holiday season
- Focusing on a seamless digital checkout experience for customers
- Working cross-functionally and developing plans on how to best leverage in-store inventory
- Offered flexible return dates as stores reopened and extended our return policy to cover the period of store closures

PRESERVING LIQUIDITY AND MANAGING CASH FLOWS

- Partnering with merchandise and non-merchandise vendors in regards to payment terms
- Reevaluating budgeted expenses to better align operating costs with expected sales
- Tightly managing inventories
- Borrowed $210M under the ABL Facility in March 2020, which was repaid in July 2020 along with the Term Loan Facility, using proceeds from the issuance of the Senior Secured Notes and existing cash on hand
- Withdrew $50M from the overfunded Rabbi Trust assets, which represented the majority of excess funds
- Temporarily suspended the company's share repurchase and dividend programs
- Assessing government policy and economic stimulus responses to COVID-19

9

Policies and procedures are rapidly evolving in response to the COVID-19 pandemic. Information provided on this slide has been updated as of November 23, 2020.

10 RESPONSE TO COVID-19 PIVOTING MARKETING AND UPDATING MESSAGING In response to the rapidly evolving global environment, the company quickly adapted to the challenges presented by COVID-19 and pivoted its marketing and messaging to engage with customers in meaningful, authentic and relatable ways through its social media, influencer network, apps, online events, websites and e-mail.

11 We plan to follow the guidance of local governments when evaluating whether further store closures will be necessary and to determine when we can reopen temporarily closed stores. Stores that are currently open may have reduced operating hours. RESPONSE TO COVID-19 767 STORES, 90% OF STORE FLEET, CURRENTLY OPEN* HOLLISTER 88% open ABERCROMBIE 95% open 473 9 61 12 294 CANADA 56% open UNITED STATES 99% open EUROPE 46% open MIDDLE EAST 100% open ASIA 100% open 48 *Figures presented are number of stores open as of November 23, 2020. Excludes international franchise stores and temporary stores with initial lease terms of less than 24 months. 637

12 Q3 2020 RESULTS

Abercrombie & Fitch Co.
A&F | a&f | Gilly Hicks

Q3 2020 RESULTS

CEO COMMENTARY

"I am proud of our global teams and partners. Reflecting your ongoing hard work and perseverance, we delivered our best third quarter operating income in eight years. Results were fueled by 43% year-over-year digital sales growth and sequential sales improvements in our global store base. Updated product and marketing resonated with existing and new customers across brands and regions. Combined with a focused inventory management strategy, we expanded gross profit rate significantly while continuing to tightly manage expenses, leading to operating margin improvements over last year."

"We are also pleased to announce the early exit of four additional flagship locations by the end of January 2021. This is in addition to the three previously announced fiscal 2020 natural lease expirations. With these seven closures, we should end the year with eight operating flagships down from fifteen at the beginning of the year. These actions align with our multi-year strategy of reducing dependence on tourist-driven locations to reposition within key markets and deliver a better omnichannel experience to our local customer."

"We are encouraged by quarter-to-date results, including ongoing strong digital demand, with our customers responding favorably to new product and messaging. However, this is tempered by uncertainty regarding the potential for increased COVID-related store restrictions and our expectation for elevated shipping, handling and freight costs. As we approach the peak holiday selling period, inventories remain well-controlled and we have thoughtful plans in place to help us adapt to changing business conditions. As we have done since the start of the pandemic, we will utilize our proven playbooks to remain agile and provide the best omnichannel experience for our customers."

FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER

13

14 SIGNIFICANT ITEMS IMPACTING Q3 2020 RESULTS • Net sales decreased 5%, or $44M, as compared to last year, driven by the adverse impact of COVID-19 on store sales • Store occupancy expense decreased $24M, reflecting the impact of temporary store closures and COVID-19 • Store payroll expense decreased $11M, reflecting the impact of temporary store closures and COVID-19 • Shipping and fulfillment expense increased $10M as compared to last year, driven by year-over-year digital sales growth of approximately 43% • Asset impairment charges of $6M adversely impacted results by $0.09 per diluted share, net of estimated tax effect, reflecting the impact of COVID-19 (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 30. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q3 2020 Q3 2019 GAAP $0.66 $0.10 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.09) (0.12) ADJUSTED NON-GAAP $0.76 $0.23 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — 0.15 ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $0.76 $0.37 Q3 2020 RESULTS NET INCOME PER SHARE

15 Q3 2020 RESULTS NET SALES ABERCROMBIE $343M DOWN 2% TO LAST YEAR 41.8% OF TOTAL NET SALES HOLLISTER $477M DOWN 7% TO LAST YEAR 58.2% OF TOTAL NET SALES EMEA $190M DOWN 1% TO LAST YEAR 23.2% OF TOTAL NET SALES UNITED STATES $558M DOWN 4% TO LAST YEAR 68.1% OF TOTAL NET SALES TOTAL COMPANY NET SALES DOWN 5% TO $820M DIGITAL SALES UP 43% TO LAST YEAR, RESULTING IN Q3 2020 DIGITAL SALES OF $382M, OR 47% OF TOTAL NET SALES APAC $44M DOWN 22% TO LAST YEAR 5.3% OF TOTAL NET SALES OTHER $28M DOWN 12% TO LAST YEAR 3.4% OF TOTAL NET SALES

Abercrombie & Fitch Co.

A&F | a&f | Gilly Hicks

Q3 2020 RESULTS

OPERATING EXPENSE

GAAP

(in thousands)	Q3 2020	% OF NET SALES	Q3 2019	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$126,918	15.5%	$150,794	17.5%	(200)
ALL OTHER [2]	219,345	26.8%	226,903	26.3%	50
STORES AND DISTRIBUTION	346,263	42.2%	377,697	43.7%	(150)
MARKETING, GENERAL & ADMINISTRATIVE	121,000	14.8%	114,075	13.2%	160
FLAGSHIP STORE EXIT (BENEFITS) CHARGES	(8,063)	(1.0)%	285	0.0%	(100)
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	6,329	0.8%	12,610	1.5%	(70)
TOTAL	**$465,529**	**56.8%**	**$504,667**	**58.4%**	**(160)**

NON-GAAP*

(in thousands)	Q3 2020	% OF NET SALES	Q3 2019	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$126,918	15.5%	$150,794	17.5%	(200)
ALL OTHER [2]	219,345	26.8%	226,903	26.3%	50
STORES AND DISTRIBUTION	346,263	42.2%	377,697	43.7%	(150)
MARKETING, GENERAL & ADMINISTRATIVE	121,000	14.8%	114,075	13.2%	160
FLAGSHIP STORE EXIT (BENEFITS) CHARGES	(8,063)	(1.0)%	285	0.0%	(100)
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	2,142	0.2%	(20)
TOTAL	**$459,200**	**56.0%**	**$494,199**	**57.2%**	**(120)**

* Q3 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 30.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.

16

17 Q3 2020 RESULTS INCOME STATEMENT * The non-GAAP income statement is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 30. (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. GAAP NON-GAAP* (in thousands) Q3 2020   % OF NET SALES Q3 2019   % OF NET SALES Q3 2020   % OF NET SALES Q3 2019   % OF NET SALES NET SALES $819,653 100.0% $863,472 100.0% $819,653 100.0% $863,472 100.0% GROSS PROFIT (1) 524,433 64.0% 518,931 60.1% 524,433 64.0% 518,931 60.1% OPERATING EXPENSE 465,529 56.8% 504,667 58.4% 459,200 56.0% 494,199 57.2% OTHER OPERATING INCOME, NET 288 0.0% (215) 0.0% 288 0.0% (215) 0.0% OPERATING INCOME 58,616 7.2% 14,479 1.7% 64,945 7.9% 24,947 2.9% INTEREST EXPENSE, NET 8,808 1.1% 2,922 0.3% 8,808 1.1% 2,922 0.3% INCOME BEFORE INCOME TAXES 49,808 6.1% 11,557 1.3% 56,137 6.8% 22,025 2.6% INCOME TAX EXPENSE 5,779 0.7% 3,987 0.5% 6,148 0.8% 6,472 0.7% NET INCOME $42,271 5.2% $6,523 0.8% $48,231 5.9% $14,506 1.7% NET INCOME PER SHARE BASIC $0.68 $0.10 $0.77 $0.23 DILUTED $0.66 $0.10 $0.76 $0.23 WEIGHTED-AVERAGE SHARES BASIC 62,558 63,099 62,558 63,099 DILUTED 63,877 63,911 63,877 63,911

18 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION

19 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION FINANCIAL POSITION AND LIQUIDITY SUMMARY CASH & EQUIVALENTS $813M AS COMPARED TO $411M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $345M OF BORROWING AVAILABLE UNDER ABL FACILITY GROSS LONG-TERM BORROWINGS $350M OUTSTANDING AS COMPARED TO $243M LAST YEAR INVENTORIES $546M DOWN 8% FROM LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility.

20 (in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2015 $315,755 $143,199 $172,556 FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 YTD 2020 $158,894 $91,748 $67,146 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION CASH FLOW SUMMARY YEAR TO DATE PERIOD ENDED (in thousands) OCTOBER 31, 2020 NOVEMBER 2, 2019 NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES $158,894 $(33,839) NET CASH USED FOR INVESTING ACTIVITIES $(91,748) $(154,373) NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES $70,129 $(122,908)

21 SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL Q1 2020 1,397 $15,172 $10.86 $12,556 $27,728 YTD 2020 1,397 $15,172 $10.86 $12,556 $27,728 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION SHARE REPURCHASES AND DIVIDENDS SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2015 2,461 $50,033 $20.33 $55,145 $105,178 FY 2016 — $— $— $54,066 $54,066 FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 In order to preserve liquidity and increase financial flexibility in light of COVID-19, during fiscal 2020 the company temporarily suspended its share repurchase and dividend programs. At the end of Q3 2020, the Company had approximately 3.2 million shares remaining available for purchase under its publicly announced June 2019 stock repurchase authorization. (in thousands) FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Q3 2020 ENDING SHARES OUTSTANDING 67,348 67,758 68,195 66,227 62,786 62,384

22 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION BALANCE SHEET (in thousands) OCTOBER 31, 2020 FEBRUARY 1, 2020 NOVEMBER 2, 2019 CASH AND EQUIVALENTS $812,881 $671,267 $410,775 RECEIVABLES 89,074 80,251 92,736 INVENTORIES 545,548 434,326 590,883 OTHER CURRENT ASSETS 73,776 78,905 86,275 TOTAL CURRENT ASSETS $1,521,279 $1,264,749 $1,180,669 PROPERTY AND EQUIPMENT, NET 593,932 665,290 665,862 OPERATING LEASE RIGHT-OF-USE ASSETS 955,781 1,230,954 1,223,512 OTHER ASSETS 205,970 388,672 415,962 TOTAL ASSETS $3,276,962 $3,549,665 $3,486,005 ACCOUNTS PAYABLE $334,775 $219,919 $269,578 ACCRUED EXPENSES 356,370 302,214 269,334 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 255,775 282,829 284,694 INCOME TAXES PAYABLE 6,663 10,392 13,728 TOTAL CURRENT LIABILITIES $953,583 $815,354 $837,334 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 1,010,051 1,252,634 1,234,502 LONG-TERM BORROWINGS, NET 343,559 231,963 241,343 OTHER LIABILITIES 110,965 178,536 178,460 TOTAL LONG-TERM LIABILITIES $1,464,575 $1,663,133 $1,654,305 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 849,379 1,058,810 983,512 NONCONTROLLING INTEREST 9,425 12,368 10,854 TOTAL STOCKHOLDERS' EQUITY $858,804 $1,071,178 $994,366 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,276,962 $3,549,665 $3,486,005

23 YEAR TO DATE PERIOD ENDED (in thousands) OCTOBER 31, 2020 NOVEMBER 2, 2019 NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES $158,894 $(33,839) PURCHASES OF PROPERTY AND EQUIPMENT (91,748) (154,373) NET CASH USED FOR INVESTING ACTIVITIES $(91,748) $(154,373) PROCEEDS FROM ISSUANCE OF SENIOR SECURED NOTES 350,000 — PROCEEDS FROM BORROWINGS UNDER THE ABL FACILITY 210,000 — REPAYMENT OF TERM LOAN FACILITY BORROWINGS (233,250) (10,000) REPAYMENT OF ABL FACILITY BORROWINGS (210,000) — PAYMENT OF DEBT ISSUANCE COSTS AND FEES (7,151) — PURCHASES OF COMMON STOCK (15,172) (63,542) DIVIDENDS PAID (12,556) (38,959) OTHER FINANCING ACTIVITIES (11,742) (10,407) NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES $70,129 $(122,908) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH 2,269 (2,686) NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $139,544 $(313,806) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $692,264 $745,829 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $831,808 $432,023 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS

24 GLOBAL STORE NETWORK OPTIMIZATION

Abercrombie & Fitch Co.

A&F | a&f | Gilly Hicks

GLOBAL STORE NETWORK OPTIMIZATION

849 STORES AS OF Q3 2020

NEW STORE OPENINGS & CLOSINGS

TOTAL COMPANY	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2019	854	647	17	129	51	10
OPENINGS	12	6	—	4	—	2
PERMANENT CLOSINGS	(17)	(12)	(1)	(1)	(3)	—
END OF Q3 2020	849	641	16	132	48	12

HOLLISTER [1]	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2019	546	391	10	109	30	6
OPENINGS	4	2	—	2	—	—
PERMANENT CLOSINGS	(10)	(7)	—	—	(3)	—
END OF Q3 2020	540	386	10	111	27	6

ABERCROMBIE [2]	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2019	308	256	7	20	21	4
OPENINGS	8	4	—	2	—	2
PERMANENT CLOSINGS	(7)	(5)	(1)	(1)	—	—
END OF Q3 2020	309	255	6	21	21	6

(1) Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes nine international franchise stores as of each of October 31, 2020 and February 1, 2020. Excludes 15 Company-operated temporary stores as of October 31, 2020 and and 16 Company-operated temporary stores as of February 1, 2020.

(2) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes eight international franchise stores as of October 31, 2020 and seven international franchise stores as of February 1, 2020. Excludes five Company-operated temporary stores as of October 31, 2020 and eight Company-operated temporary stores as of February 1, 2020.

25

26 GLOBAL STORE NETWORK OPTIMIZATION GROSS SQUARE FOOTAGE REDUCED 15% SINCE 2015 HOLLISTER ABERCROMBIE TOTAL COMPANY (in thousands) U.S. INTERNATIONAL U.S. INTERNATIONAL U.S. INTERNATIONAL TOTAL FY 2015 2,856 1,183 2,634 619 5,490 1,802 7,292 Q3 2020 2,568 1,257 1,817 575 4,385 1,832 6,217 % CHANGE (10)% 6% (31)% (7)% (20)% 2% (15)%

27 YTD 2020 STORE OPTIMIZATION ACTIVITY Q3 2020 STORE FLEET DETAIL GLOBAL STORE NETWORK OPTIMIZATION STORE FLEET DETAIL 43% OF GLOBAL FLEET IN UPDATED FORMATS HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 232 43% 185 60% 417 49% UPDATED FORMATS 292 54% 69 22% 361 43% OUTLETS 15 3% 42 14% 57 7% FLAGSHIPS 1 —% 13 4% 14 2% TOTAL 540 100% 309 100% 849 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 4 8 12 REMODELS 4 — 4 RIGHT-SIZES 4 2 6 NEW EXPERIENCES 12 10 22 PERMANENT CLOSURES (10) (7) (17) Total stores FY16 FY17 FY18 FY19 Q320

Abercrombie & Fitch Co.
A&F | a&f | Gilly Hicks

GLOBAL STORE NETWORK OPTIMIZATION

FLAGSHIP STORE FLEET

FLAGSHIP LEASE EXPIRATIONS


Adverse impact to FY 2019 operating margin:
FY 2020 Expirations: 10 BPS
FY 2021 Expirations: 10 BPS
FY 2023+ Expirations: 40 BPS
8
7
6
5
4
3
2
1
0
7
4
2
2 (1)
FY 2020
FY 2021
FY 2022
FY 2023+

(1) Includes the Hollister 5th Avenue, New York City and A&F Ginza, Japan locations.

P&L IMPACT OF FLAGSHIP STORES

The company ended fiscal 2019 with 15 flagships after closing five flagship locations since the beginning of fiscal 2017.

In fiscal 2019, the combined 4-wall operating margin of the 15 flagships remaining at the end of fiscal 2019 adversely impacted operating margin by 60 basis points and comparable sales by 50 basis points.

The company is announcing the following flagship store exits for fiscal 2020:

- A&F Düsseldorf, Germany (closed during Q3 2020)
- A&F Brussels, Belgium
- A&F Fukuoka, Japan
- A&F London, United Kingdom
- A&F Madrid, Spain
- A&F Munich, Germany
- A&F Paris, France

In fiscal 2019, the combined-4 wall operating margin of these seven flagships adversely impacted operating margin by 10 basis points and comparable sales by 20 basis points.

Longer-term, this continued progress on the company's square footage optimization initiative will enable the company to redirect resources to drive global omnichannel growth across its brands.

These actions align with the company's multi-year strategy of reducing dependence on tourist-driven locations to reposition within key markets and deliver a better omnichannel experience to local customers.

28

29 APPENDIX

30 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q3 2020 GAAP EXCLUDED ITEMS Q3 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $6,329 $6,329 $— OPERATING INCOME 58,616 (6,329) 64,945 INCOME BEFORE INCOME TAXES 49,808 (6,329) 56,137 INCOME TAX EXPENSE (1) 5,779 (369) 6,148 NET INCOME $42,271 $(5,960) $48,231 NET INCOME PER DILUTED SHARE $0.66 $(0.09) $0.76 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 63,877 63,877 APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS (in thousands) Q3 2019 GAAP EXCLUDED ITEMS Q3 2019 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $12,610 $10,468 $2,142 OPERATING INCOME 14,479 (10,468) 24,947 INCOME BEFORE INCOME TAXES 11,557 (10,468) 22,025 INCOME TAX EXPENSE (1) 3,987 (2,485) 6,472 NET INCOME $6,523 $(7,983) $14,506 NET INCOME PER DILUTED SHARE $0.10 $(0.12) $0.23 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 63,911 63,911

Abercrombie & Fitch Co.
A&F | a&f | Gilly Hicks

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES	Q3 2020	Q3 2019	Δ %
GAAP	$819,653	$863,472	(5)%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	11,896	(1)%
NON-GAAP CONSTANT CURRENCY BASIS	$819,653	$875,368	(6)%

GROSS PROFIT	Q3 2020	Q3 2019	Δ BPS [2]
GAAP	$524,433	$518,931	390
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	14,779	(90)
NON-GAAP CONSTANT CURRENCY BASIS	$524,433	$533,710	300

OPERATING INCOME	Q3 2020	Q3 2019	Δ BPS [2]
GAAP	$58,616	$14,479	550
EXCLUDED ITEMS [3]	(6,329)	(10,468)	40
ADJUSTED NON-GAAP	$64,945	$24,947	500
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	7,410	(80)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$64,945	$32,357	420

NET INCOME PER DILUTED SHARE	Q3 2020	Q3 2019	Δ $
GAAP	$0.66	$0.10	$0.56
EXCLUDED ITEMS, NET OF TAX [3]	(0.09)	(0.12)	0.03
ADJUSTED NON-GAAP	$0.76	$0.23	$0.53
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	0.15	(0.15)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.76	$0.37	$0.39

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes the effect of certain items set out on page 30.

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